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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2002

Waddell & Reed Financial, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-13913 (Commission File Number)	51-026175 (IRS Employer Identification No.)
6300 Lamar Avenue, Overland Park, KS (Address of principal executive offices)	66202 (Zip Code)

Registrant's telephone number, including area code (913) 236-2000

N/A
(Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On December 16, 2002, Waddell & Reed Financial, Inc. (the "Company"), acquired all of the issued and outstanding shares of common stock of Ivy Acquisition Corporation, a Delaware corporation ("IAC") from Mackenzie Financial Corporation, a company amalgamated under the laws of Ontario, Canada ("MFC"), for a cash purchase price of approximately $28.2 million, plus approximately $31.4 million for excess working capital at closing, for a total of approximately $59.6 million in cash (subject to final working capital adjustments) pursuant to the terms and conditions of the Stock Purchase Agreement, dated August 29, 2002 (the "Agreement"), by and among the Company, MFC, Mackenzie Investment Management Inc. ("MIMI") and IAC. Pursuant to the terms of the Agreement, MIMI dissolved and transferred all of its remaining assets and liabilities to IAC prior to closing. The assets of MIMI and its subsidiaries consisted primarily of cash, cash equivalents and marketable securities. MIMI was a Delaware corporation and Florida-based U.S. investment manager and adviser that provided, through various subsidiaries, investment management, marketing, distribution and other services to the Ivy Fund, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as a U.S. open-end investment company. MIMI also provided sub-advisory services for mutual funds managed by MFC.

        The shares were purchased in a private transaction from MFC (the "Seller"). Prior to the acquisition, there were no material relationships between the Seller and the Company or any of its affiliates or any of its directors or officers or any associate of any of them. The purchase price was determined through arm's length negotiations. The Stock Purchase Agreement is incorporated herein by reference from the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and a copy of the Company's press release is incorporated herein by reference from the Company's Current Report on Form 8-K for an event dated August 29, 2002. The foregoing description of the acquisition is qualified in its entirety by reference to such Exhibits.

        The funds used to consummate the acquisition were provided in cash to MFC. The Company financed the acquisition using a combination of operating cash and borrowings from its existing money market loan program with JPMorgan Chase Bank. The Company currently intends to operate IAC and its subsidiaries as an affiliated group of subsidiaries.

ITEM 5. OTHER EVENTS

        On December 17, 2002, the Company issued a press release, filed herewith as Exhibit 99.2, regarding the completion of the acquisition of all of the stock of IAC.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.
2.1
Stock Purchase Agreement, dated August 29, 2002, by and among Waddell & Reed Financial, Inc., Mackenzie Financial Corporation, Mackenzie Investment Management, Inc. and Ivy Acquisition Corporation. Filed as Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference.
99.1
Waddell & Reed Financial, Inc. press release dated August 29, 2002. Filed as Exhibit 99.1 to the Company's Current Report on Form 8-K for an event dated August 29, 2002 and incorporated herein by reference.
	99.2	Waddell & Reed Financial, Inc. press release dated December 17, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC. (a Delaware corporation)
By:	/s/ DANIEL C. SCHULTE Daniel C. Schulte
Title:	Vice President, General Counsel and Secretary

Date: December 27, 2002

INDEX TO EXHIBITS

Exhibit No.	Exhibit
2.1	Stock Purchase Agreement, dated August 29, 2002, by and among Waddell & Reed Financial, Inc., Mackenzie Financial Corporation, Mackenzie Investment Management, Inc. and Ivy Acquisition Corporation. Filed as Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference.
99.1
Waddell & Reed Financial, Inc. press release dated August 29, 2002. Filed as Exhibit 99.1 to the Company's Current Report on Form 8-K for an event dated August 29, 2002 and incorporated herein by reference.
99.2	Waddell & Reed Financial, Inc. press release dated December 17, 2002.

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS